                                                                   EXHIBIT 10.1


                         RECEIVABLES TRANSFER AGREEMENT


                         -----------------------------


                                    BETWEEN


                         FIRST SIERRA FINANCIAL, INC.,

                      FIRST SIERRA RECEIVABLES III, INC.,

                           FIRST UNION NATIONAL BANK,

                     VARIABLE FUNDING CAPITAL CORPORATION,

                             BANKERS TRUST COMPANY


                                      AND

        FIRST SIERRA EQUIPMENT CONTRACT TRUST 1999-1, A COMMON LAW TRUST ACTING THROUGH FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
          NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE


                         -----------------------------


                                  DATED AS OF

                                 APRIL 1, 1999

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
ARTICLE I DEFINITIONS..........................................................................2

   SECTION 1.01      Definitions...............................................................2
   SECTION 1.02      Other Definitional Provisions.............................................3

ARTICLE II TRANSFER OF CONVEYED ASSETS.........................................................3

   SECTION 2.01      Direction; Acquisition of Initial Conveyed Assets.........................3
   SECTION 2.02      Conveyance of Subsequent Conveyed Assets..................................5
   SECTION 2.03      Pre-Funding Account.......................................................7
   SECTION 2.04      Capitalized Interest Account..............................................7
   SECTION 2.05      Custody of Contract Files.................................................7

ARTICLE III REPRESENTATIONS AND WARRANTIES.....................................................8

   SECTION 3.01      Representations and Warranties............................................8
   SECTION 3.02      [Reserved]...............................................................17
   SECTION 3.03      Substitution of Contracts and Equipment by First Sierra..................17

ARTICLE IV COVENANTS..........................................................................18

   SECTION 4.01      Seller and First Sierra Covenants........................................18
   SECTION 4.02      Receivables III Covenants................................................20
   SECTION 4.03      Transfer of Conveyed Assets..............................................23

ARTICLE V CONDITIONS PRECEDENT................................................................23

   SECTION 5.01      Conditions to Trust Obligations..........................................23

ARTICLE VI TERMINATION........................................................................24

   SECTION 6.01      Termination..............................................................24
   SECTION 6.02      Effect of Termination....................................................24

ARTICLE VII MISCELLANEOUS PROVISIONS..........................................................25

   SECTION 7.01      Amendment................................................................25
   SECTION 7.02      GOVERNING LAW............................................................25
   SECTION 7.03      Notices..................................................................25
   SECTION 7.04      Severability of Provisions...............................................25
   SECTION 7.05      Assignment...............................................................26
   SECTION 7.06      Further Assurances.......................................................26
   SECTION 7.07      No Waiver; Cumulative Remedies...........................................26
   SECTION 7.08      Counterparts.............................................................26
   SECTION 7.09      Binding Effect: Third-Party Beneficiaries................................26
   SECTION 7.10      Merger and Integration...................................................26
   SECTION 7.11      Headings.................................................................26
   SECTION 7.12      Schedules and Exhibits...................................................26
   SECTION 7.13      No Bankruptcy Petition Against Receivables III or the Trust..............27

                         EXHIBITS, SCHEDULES & ANNEXES

Exhibit A         FORM OF SUBSEQUENT TRANSFER AGREEMENT
Schedule 1        LIST OF INITIAL CONTRACTS
Annex A           DEFINED TERMS

                         RECEIVABLES TRANSFER AGREEMENT

         THIS RECEIVABLES TRANSFER AGREEMENT (this "Agreement"), dated as of April 1, 1999, is entered into among FIRST SIERRA FINANCIAL, INC. ("First Sierra"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, in its individual capacity, FIRST SIERRA RECEIVABLES III, INC. ("Receivables III"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, FIRST UNION NATIONAL BANK (formerly First Union National Bank of North Carolina) ("First Union") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, Bankers Trust Company (the "Indenture Trustee") a New York banking corporation located at Four Albany Street, New York, New York 10006, not in its individual capacity but as Trustee of the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B (each as defined herein) and FIRST SIERRA EQUIPMENT CONTRACT TRUST 1999-1, a Delaware common law trust acting through First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Issuer" or the "Trust"), located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801. Receivables III and each Warehouse Trust (as defined below), are collectively referred to herein as the "Sellers." First Union and VFCC are collectively referred to herein as the "Investors."

                                  WITNESSETH:

         WHEREAS, First Sierra in the ordinary course of its business acquires and originates equipment contracts in the United States; and

         WHEREAS, Receivables III, First Sierra and Bankers Trust Company have entered into an Amended and Restated Master Investment, Pooling and Servicing Agreement, dated as of March 25, 1998 (the "Investment Agreement") whereby Receivables III may, from time to time, sell pools of contracts, contract receivables and equipment to one or more trusts to be formed pursuant to the Investment Agreement and a supplement thereto; and

         WHEREAS, pursuant to the Investment Agreement, the parties thereto may, from time to time, execute a supplement to the Investment Agreement and form a trust for the purpose of (i) accepting the transfer of a specific pool of contracts, contract receivables, equipment and certain rights relating thereto and arising therefrom from Receivables III, (ii) issuing senior certificates ("Senior Certificates") and residual certificates ("Residual Certificates" and, together with the Senior Certificates, the "Certificates") representing beneficial ownership interests in the assets of each trust and
(iii) selling the Senior Certificates to investors; and

         WHEREAS, pursuant to a Series 1997-A Supplement, dated as of June 30, 1997 (the "Series 1997-A Supplement") among Receivables III, First Sierra, Bankers Trust Company and First Union, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-A"), issued a Senior Certificate to First Union representing the senior beneficial ownership interest in the Leases and Equipment conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-A and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the Contracts and Equipment conveyed to the First Sierra Equipment Lease Trust 1997-A; and

         WHEREAS, First Union and Receivables III, as the beneficial owners of the Leases and Equipment in the First Sierra Equipment Lease Trust 1997-A, desire that Bankers Trust Company, as the Trustee of such trust, convey such Contracts and Equipment to the Trust; and

         WHEREAS, pursuant to a Series 1997-B Supplement, dated as of June 26, 1997 (the "Series 1997-B Supplement") among Receivables III, First Sierra, Bankers Trust Company, VFCC and First Union, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-B" and, together with the First Sierra Equipment Lease Trust 1997-A, the "Warehouse Trusts"), issued a Senior Certificate to VFCC representing the senior beneficial ownership interest in the Leases and Equipment conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-B and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the Contracts and Equipment conveyed to the First Sierra Equipment Lease Trust 1997-B; and

         WHEREAS, VFCC and Receivables III, as the beneficial owners of the Leases and Equipment in the First Sierra Equipment Lease Trust 1997-B, desire that Bankers Trust Company, as trustee of such trust, convey such Contracts and Equipment to the Trust; and

         WHEREAS, each of the Sellers desires to convey, transfer, contribute and assign all of its right, title and interest in and to the Contracts and all of its right, title and interest in and to the Equipment and certain of its rights under the Source Agreements (as such capitalized terms are defined below) to the Owner Trustee, on behalf of the Trust, upon the terms and conditions hereinafter set forth; and

         WHEREAS, each of the Sellers and the Trust agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Noteholders, the Certificateholders, the Note Insurer, any Owner Trustee and any Indenture Trustee (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01 Definitions. Whenever used in this Agreement, capitalized terms used and not defined herein shall have the meanings set forth in Annex A hereto.

         SECTION 1.02 Other Definitional Provisions.

         (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

         (b) Accounting Terms. As used in this Agreement, accounting terms which are not defined pursuant to Section 1.01 have the respective meanings given to them under generally accepted accounting principles, as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement will control.

         (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

         (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   ARTICLE II

                          TRANSFER OF CONVEYED ASSETS

         SECTION 2.01 Direction; Acquisition of Initial Conveyed Assets. (a) In accordance with the terms of the Investment Agreement, each of the Investors, as the Senior Certificateholders of the related Warehouse Trust, and Receivables III, as the Residual Certificateholder of the Warehouse Trusts, together representing all of the beneficial ownership interests in the Warehouse Trusts, hereby direct Bankers Trust Company to convey to the Trust those assets of each Warehouse Trust and Receivables III. Upon receipt of the consideration specified below, each of the Investors hereby release all of its right, title and interest in, to and under the Initial Conveyed Assets, such receipt being hereby acknowledged by execution of this Agreement by each Investor.

         (b) In consideration for (x) the issuance to Holding Trust I of the Trust Certificate to be issued pursuant to the Trust Agreement, (y) the receipt of $_________ by First Sierra Equipment Lease Trust 1997-A, $________ by First Sierra Equipment Lease Trust 1997-B and (z) other good and valuable consideration, each of the Sellers hereby conveys to the Trust all of its right, title and interest in, to and under the Initial Conveyed Assets (with respect to each Seller individually, to the extent of such Seller's interest in such Initial Conveyed Assets, whether now existing or hereinafter arising, without recourse (except as may be set forth in the Servicing Agreement)).

         (c) In connection with such sale and conveyance, each Seller agrees to record and file, at the expense of First Sierra, financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to the related Initial Conveyed Assets contributed and to be transferred to the Trust pursuant to this Agreement, the Subsequent Conveyed Assets to be contributed and transferred to the Trust pursuant to any Subsequent Transfer Agreement, and the Substitute Conveyed Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and contribution of the related Initial Conveyed Assets, the related Subsequent Conveyed Assets and the related Substitute Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from each of the Sellers to the Trust and the transfer, assignment and pledge of the Pledged Property from the Trust to the Indenture Trustee on behalf of the Noteholders and the Note Insurer, pursuant to the Indenture, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trust (and copies to the Indenture Trustee and the Note Insurer) on or prior to each Conveyance Date; provided, however, that the Contract Files (including each original executed Contract) will not be physically delivered to the Trust but instead will be held by the Indenture Trustee.

         (d) In connection with such assignment and conveyance, First Sierra shall, at its own expense, on or prior to the related Conveyance Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two (2) Business Days after the related Conveyance Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Initial Conveyed Assets, the Subsequent Conveyed Assets, or the Substitute Conveyed Assets, as the case may be, have been assigned and transferred to the Trust in accordance with this Agreement and any Subsequent Transfer Agreement and pledged to the Indenture Trustee on behalf of the Noteholders and the Note Insurer, pursuant to the Indenture and
(ii) prepare and hold in its capacity as Servicer on behalf of the Trust and the Indenture Trustee the List of Initial Contracts on or prior to the Closing Date and the List of Subsequent Contracts on or prior to the related Subsequent Transfer Date. Pursuant to Section 3.03, First Sierra from time to time may convey Substitute Contracts to the Trust at any time by delivering a List of Substitute Contracts to the Trust on each Conveyance Date containing for each Substitute Contract transferred on such Conveyance Date the information set forth in the definition of List of Substitute Contracts.

         (e) Except for the obligations of First Sierra pursuant to the Servicing Agreement and the Indenture with respect to any breach of a representation, warranty or covenant made herein, the sale and conveyance of the Conveyed Assets will be without recourse to the Sellers.

         (f) It is the intention of the parties hereto that each transfer of the Conveyed Assets to be made pursuant to the terms hereof shall constitute an absolute assignment and a sale of such Contract by each Seller to the Trust and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale, it is the intention of the parties hereto that this Agreement is deemed to be a security agreement and that each Seller shall be deemed to have granted to the Trust as of the date hereof a first priority perfected security interest in all of such Seller's right, title and interest in, to and under each Conveyed Asset, and all income and proceeds thereof.

         SECTION 2.02 Conveyance of Subsequent Conveyed Assets. (a) Subject to the conditions set forth in paragraph (c) below in consideration of the Trust's delivery on the related Subsequent Transfer Date of all or a portion of the balance of funds in the Pre-Funding Account, each of the Sellers shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey, without recourse, to the Trust, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of such Seller in and to the Subsequent Conveyed Assets identified on the related List of Subsequent Contracts. The transfer by the Sellers to the Trust of the Subsequent Conveyed Assets identified on each List of Subsequent Contracts shall be absolute and is intended by the Sellers and the Trust to constitute and to be treated as a sale of the Subsequent Conveyed Assets by each Seller to the Trust. Subsequent Transfer Dates shall occur not more frequently than once a month without the
Note Insurer's prior written consent.

         In the event such transactions shall be deemed not to be a sale, all of the Sellers hereby grant to the Trust as of each Subsequent Transfer Date a first priority perfected security interest in all of the Sellers' right, title and interest in, to and under each related Subsequent Conveyed Asset, and all income and proceeds thereof, to secure all of the Sellers' obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Conveyed Assets for the benefit of the Noteholders and the Note Insurer, holds the Subsequent Conveyed Assets as designee of the Trust.

         The related Contract File for each Subsequent Contract shall be delivered to the Indenture Trustee, on behalf of the Trust, two Business Days prior to the related Subsequent Transfer Date.

         (b) The purchase price paid by the Indenture Trustee, at the direction of the Depositor on behalf of the Trust, from amounts released from the Pre-Funding Account shall be equal to 96.25% of the aggregate Discounted Contract Principal Balance of the Subsequent Contracts so transferred on the related Subsequent Transfer Date.

         (c) The Sellers shall transfer to the Trust the Subsequent Conveyed Assets and the Depositor on behalf of the Trust shall cause to be released funds from the Pre-Funding Account, only upon satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

             (i) The Sellers shall have delivered to the Indenture Trustee (with a copy to the Note Insurer) a duly executed Subsequent Transfer Agreement, substantially in the form of Exhibit A attached hereto, including a List of Subsequent

    Contracts attached thereto, and confirming the satisfaction of each condition precedent specified in this paragraph (c);

             (ii) As of each Subsequent Transfer Date, as evidenced by delivery of the Sellers' Subsequent Transfer Agreement in the form of Exhibit A, none of the Sellers (a) shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency, (b) shall intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (c) shall make such transfer with actual intent to hinder, delay or defraud any Person; and (d) shall have assets that constitute unreasonably small capital to carry out its business as then conducted;

             (iii) Each such Subsequent Contract must satisfy the representations and warranties made in the Servicing Agreement and each Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

             (iv) The Sellers shall not have selected such Subsequent Contracts in a manner that they reasonably believe is adverse to the interests of the Noteholders or the Note Insurer;

             (v) Such sale and transfer shall not result in a material adverse tax consequence to the Trust or the Noteholders;

             (vi) The Pre-Funding Period shall not have terminated;

             (vii) The Sellers shall have provided the Indenture Trustee, the
    Note Insurer and the Rating Agencies with an Addition Notice not later than three Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to the related Subsequent Contracts;

             (viii) The Sellers shall have deposited in the Collection Account all collections in respect of the related Subsequent Contracts since the related Subsequent Cut-Off Date;

             (ix) The Sellers and the Servicer shall, at its own expense, on or prior to the related Subsequent Transfer Date, indicate in its computer files that the Subsequent Contracts identified in the related Subsequent Transfer Agreement have been sold to the Trust pursuant to such Subsequent Transfer Agreement and pledged to the Indenture Trustee pursuant to the Indenture;

             (x) Copies of relevant UCC financing statements prepared for filing by the Servicer pursuant to Section 2.01(c) hereof shall have been delivered to the Indenture Trustee and the Note Insurer and all Filing Requirements shall have been complied with;

             (xi) The Sellers shall have delivered to the Rating Agencies, the Indenture Trustee and the Note Insurer "bringdown opinions" to the Opinions of Counsel regarding bankruptcy, corporate enforceability and perfection delivered on the Closing Date with respect to the transfer of such Subsequent Contracts in form and substance satisfactory to the Note Insurer;

             (xii) The Note Insurer, in its absolute and sole discretion, shall have approved the transfer of such Subsequent Contracts to the Trust and the Note Insurer shall have been reimbursed for any fees and expenses incurred by the Note Insurer in connection with the granting of such approval;

             (xiii) The Note Insurer shall have received such opinions, certificates and reports as reasonably requested by the Note Insurer.

         SECTION 2.03 Pre-Funding Account. No later than the Closing Date, the Indenture Trustee shall establish and maintain pursuant to the Indenture, the Pre-Funding Account. On the Closing Date, the Sellers will deposit in the Pre-Funding Account the Original Pre-Funded Amount from the net proceeds of the sale of the Notes.

         SECTION 2.04 Capitalized Interest Account. No later than the Closing Date, the Indenture Trustee shall establish and maintain pursuant to the Indenture, the Capitalized Interest Account. On the Closing Date, the Sellers will deposit in the Capitalized Interest Account the Capitalized Interest Account Deposit from the net proceeds of the sale of the Notes.

         SECTION 2.05 Custody of Contract Files. In connection with the sale, assignment, transfer and conveyance of the Contracts (including the Subsequent Contracts) to the Trust pursuant to this Agreement and each Subsequent Transfer Agreement, First Sierra, as Servicer under the Servicing Agreement and as agent of the Indenture Trustee will retain the Contract Files and any related evidence of insurance and payments; provided, however, that First Sierra will physically convey the original executed counterparts of each Contract and the related Certificate of Title, if applicable, to the Indenture Trustee in accordance with the terms of the Indenture.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 Representations and Warranties. (a) First Sierra hereby makes the following representations and warranties for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders, the Note Insurer and the Trust. Such representations and warranties are made as of any Conveyance Date with respect to Contracts transferred to the Trust on such date and shall survive each assignment, transfer and conveyance by First Sierra of the Conveyed Assets to the Trust and its successors and assigns.

             (i) Organization and Good Standing. First Sierra is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

             (ii) Due Qualification. First Sierra is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business, to enforce the Source Agreements to which it is a party, and to service the Contracts as required by the Servicing Agreement and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of First Sierra to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

             (iii) Power and Authority. First Sierra has the corporate power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement, the Source Agreements to which it is a party and the Contracts and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement, any Subsequent Transfer Agreement, the Source Agreements, the Contracts and any other Transaction Document to which it is a party, has been duly authorized by First Sierra by all necessary corporate action;

             (iv) Due Execution and Delivery. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of First Sierra;

             (v) Valid Assignment; Binding Obligations. This Agreement, any Subsequent Transfer Agreement and the other Transaction Documents to which First Sierra is a party, when duly executed and delivered, will constitute legal, valid, and binding obligations of First Sierra enforceable against First Sierra in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

             (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and any Subsequent Transfer Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of First Sierra, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which First Sierra is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or any Subsequent Transfer Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to First Sierra of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over First Sierra or any of its properties which would have a material adverse effect on the Conveyed Assets;

             (vii) Ability to Perform. No event has occurred which adversely affects First Sierra's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

             (viii) No Proceedings. There are no Proceedings or investigations pending, or, to the knowledge of First Sierra, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of First Sierra) materially and adversely affect the performance by First Sierra of its obligations under, or the validity or enforceability of, this Agreement;

             (ix) No Consent Required. First Sierra is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made; and

             (x) Consolidated Return Taxable Income from the Equipment and the Related Contracts. The Depositor and First Sierra are members of an affiliated group within the meaning of Section 1504 of the Code which has filed, and will continue to file, a consolidated return for federal income tax purposes at all times until satisfaction in full of all obligations (i) of First Sierra hereunder and (ii) of First Sierra and the Depositor under the Transaction Documents or other documents relating to the financing contemplated hereby. The Depositor shall treat the Contracts as owned by it for federal, state and local income tax purposes, and the affiliated group of which the

    Depositor is a member within the meaning of Section 1504 of the Code shall treat the Contracts as owned by the Depositor and shall report and include the rental and other income from the Equipment and the Contracts in gross income.

         (b) Receivables III hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns.

             (i) Organization and Good Standing. Receivables III is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

             (ii) Due Qualification. Receivables III is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Receivables III to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

             (iii) Legal Name. The legal name of Receivables III is as set forth in the signature line of this Agreement and Receivables III has not changed its name since its incorporation and since its incorporation, Receivables III did not use, nor does Receivables III now use, any trade names, fictitious names, assumed name of "doing business as" names;

             (iv) Power and Authority. Receivables III has the corporate power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; Receivables III has duly authorized the sale and assignment to the Owner Trustee, on behalf of the Trust, of all of its right, title and interest, if any, in the Conveyed Assets by all necessary corporate action; and the execution, delivery, and performance of this Agreement, and any other Transaction Document to which it is a party, has been duly authorized by Receivables III by all necessary corporate action;

             (v) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of Receivables III;

             (vi) Valid Assignment; Binding Obligations. This Agreement and any Subsequent Transfer Agreement constitute a valid assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of Receivables III in, to and under the Conveyed Assets, and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming through or under Receivables III, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and any Subsequent Transfer Agreement when duly executed and delivered, will constitute the legal, valid, and binding obligation of Receivables III enforceable against Receivables III in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

             (vii) Insolvency. Receivables III is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent Transfer Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

             (viii) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and any Subsequent Transfer Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Receivables III, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which Receivables III is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or any Subsequent Transfer Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to Receivables III of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over Receivables III or any of its properties which would have a material adverse effect on the Conveyed Assets;

             (ix) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Receivables III, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any Subsequent Transfer Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Subsequent Transfer Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Receivables III) materially and adversely affect the performance by Receivables III of its obligations under, or the validity or enforceability of, this Agreement or any Subsequent Transfer Agreement;

             (x) No Consent Required. Receivables III is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the

    Transaction Documents to which it is a party, except for such having been obtained, effected or made;

             (xi) Fair Consideration. The consideration received by Receivables III as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of Receivables III's obligation hereunder; and

             (xii) Principal Place of Business. The principal place of business and chief executive office of Receivables III is located at 600 Travis Street, Suite 7050, Houston, Texas 77002 and, there are now no, and during the past four months there have not been, any other locations where Receivables III is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement or any Subsequent Transfer Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing. The principal place of business and chief executive office of each of the Warehouse Trusts is located in care of Bankers Trust Company, Four Albany Street, New York, New York 10006 and, there are now no, and during the past four months there have not been, any other locations where each Warehouse Trust is located (as that term is used in the UCC in the state of such location).

             (xiii) Valid Business Reasons. Receivables III has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

             (xiv) Absence of Event. No event has occurred which adversely affects Receivables III's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

             (xv) Accounting Treatment. Receivables III will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes, except with respect to a portion of the Conveyed Assets which will be treated as owned by Receivables III and which will be treated as consolidated for accounting purposes with First Sierra.

         (c) First Union hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns:

             (i) Organization and Good Standing. First Union is a national bank duly organized, validly existing and in good standing, under the laws of the United States, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

             (ii) Due Qualification. First Union is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of First Union to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

             (iii) Power and Authority. First Union has the corporate power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party, has been duly authorized by First Union by all necessary corporate action;

             (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of First Union;

             (v) Valid Assignment; Binding Obligations. This Agreement and any Subsequent Transfer Agreement constitute a valid contribution, assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of First Union in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming, through or under First Union, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and any Subsequent Transfer Agreement, when duly executed and delivered, will constitute legal, valid, and binding obligations of First Union enforceable against First Union in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

             (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and any Subsequent Transfer Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of First Union, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which First Union is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or any Subsequent Transfer Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to First Union of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over First Union or any of its properties which would have a material adverse effect on the Conveyed Assets;

             (vii) Valid Business Reasons. First Union has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

             (viii) Absence of Event. No event has occurred which adversely affects First Union's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

             (ix) Insolvency. First Union is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent Transfer Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

             (x) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of First Union, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any Subsequent Transfer Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Subsequent Transfer Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of First Union) materially and adversely affect the performance by First Union of its obligations under, or the validity or enforceability of, this Agreement or any Subsequent Transfer Agreement;

             (xi) No Consent Required. First Union is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made;

             (xii) Fair Consideration. The consideration received by First Union as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of First Union's obligations hereunder; and

             (xiii) Accounting Treatment. First Union will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes.

         (d) VFCC hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Note Insurer and the Trust. Such representations and warranties are made as of each Conveyance Date and shall survive each sale, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Trust and its successors and assigns:

             (i) Organization and Good Standing. VFCC is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

             (ii) Due Qualification. VFCC is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of VFCC to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

             (iii) Power and Authority. VFCC has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, has been duly authorized by VFCC by all necessary corporate action;

             (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of VFCC;

             (v) Valid Assignment; Binding Obligations. This Agreement and any Subsequent Transfer Agreement constitute a valid sale, assignment, transfer and conveyance to the Owner Trustee, on behalf of the Trust, of all right, title, and interest of VFCC in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Trust free and clear of any Lien of any Person claiming, through or under VFCC, except the lien on the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and any Subsequent Transfer Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of VFCC enforceable against VFCC in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

             (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and any Subsequent Transfer Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of VFCC, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which VFCC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or any Subsequent Transfer Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to VFCC of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over VFCC or any of its properties which would have a material adverse effect on the Conveyed Assets;

             (vii) Valid Business Reasons. VFCC has valid business reasons for selling its interest in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

             (viii) Absence of Event. No event has occurred which adversely affects VFCC's operations or its ability to perform its obligations under the Transaction Documents to which it is a party;

             (ix) Insolvency. VFCC is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent Transfer Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

             (x) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of VFCC, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any Subsequent Transfer Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Subsequent Transfer Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of VFCC) materially and adversely affect the performance by VFCC of its obligations under, or the validity or enforceability of, this Agreement or any Subsequent Transfer Agreement;

             (xi) No Consent Required. VFCC is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made;

             (xii) Fair Consideration. The consideration received by VFCC as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of VFCC's obligations hereunder; and

             (xiii) Accounting Treatment. VFCC will treat the assignment of the Conveyed Assets to the Trust pursuant to Article II as a sale of the Conveyed Assets to the Trust for financial reporting and accounting purposes.

         SECTION 3.02 [Reserved]

         SECTION 3.03 Substitution of Contracts and Equipment by First Sierra.
(a) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.03 and Section 4.02 of the Indenture, each proposed Substitute Contract must (i) be an Eligible Contract, (ii) satisfy all of the representations and warranties set forth in Section 2.02 of the Servicing Agreement, (iii) have a Discounted Contract Principal Balance of not less than the Discounted Contract Principal Balance of the Contract being replaced and (iv) be eligible to be substituted by First Sierra under the Indenture. For purposes of determining compliance with clause (iii) of the preceding sentence, if more than one Substitute Contract is being provided on any date, the Discounted Contract Principal Balance of the Substitute Contracts and the Contracts being replaced shall be determined on an aggregate basis.

         (b) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Indenture Trustee of the Contract File for each such Substitute Contract, (ii) filing of any UCC financing statements necessary to perfect the interest of the Indenture Trustee in the Substitute Contracts,
(iii) delivery to the Indenture Trustee of a List of Substitute Contracts reflecting such substitution and (iv) delivery to the Indenture Trustee of a release request and the originally executed trust receipt relating thereto.

         (c) The parties hereto agree that in addition to the obligation of First Sierra to repurchase or to substitute any Contract and the related Equipment as to which a breach of the representations set forth in the Servicing Agreement has occurred and is continuing, First Sierra will enforce its remedies against any Source under any Source Agreement. In consideration of the purchase of the Equipment and the Contract, First Sierra shall remit the Repurchase Amount to the Servicer for allocation of such Repurchase Amount pursuant to the terms of the Indenture. Except as may be set forth in the Transaction Documents, it is understood and agreed that the obligations of First Sierra with respect to a breach as provided in this Section 3.03 and
Section 4.01 of the Indenture constitute the sole remedy against First Sierra for such breach available to the Trust, the Note Insurer, the Indenture Trustee and Noteholders. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the assignment of the Conveyed Assets to the Owner Trustee, on behalf of the Trust, and the pledge of the Pledged Property to the Indenture Trustee.

         (d) Except as provided in this Article III, upon each Seller's transfer of its interest in the Conveyed Assets to the Trust, the Sellers will not bear any further risk with respect to the ultimate collectibility of the Contracts or the adequacy of the collateral securing the Contracts or the value or sufficiency of the Equipment.

                                  ARTICLE IV

                                   COVENANTS

         SECTION 4.01 Seller and First Sierra Covenants. First Sierra and the Sellers, as applicable, hereby covenant and agree with the Trust, the Note Insurer, the Noteholders and the Indenture Trustee with respect to itself as follows:

         (a) Preservation of Security Interest. The Sellers shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Owner Trustee, on behalf of the Trust, and the Indenture Trustee in the Conveyed Assets. First Sierra shall deliver (or cause to be delivered) to the Trust file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Obligations with Respect to Conveyed Assets. Each of the Sellers will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and each Source Agreement, and will do nothing to impair the rights of the Owner Trustee, on behalf of the Trust, the Note Insurer or the Indenture Trustee in any of the Conveyed Assets.

         (c) Compliance with Law. First Sierra will comply, in all material respects, with all acts, rules, requisitions, orders, decrees and directions of any Governmental Authority applicable to its business and to the Conveyed Assets or any part thereof; provided, however, that First Sierra may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trust, the Indenture Trustee, the Note Insurer or the Owner Trustee in the Conveyed Assets.

         (d) Conveyance of Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder, under any Subsequent Transfer Agreement or under any other Transaction Document, the Sellers will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Conveyed Asset, or any interest therein and First Sierra shall defend the right, title, and interest of the Owner Trustee, on behalf of the Trust, the Indenture Trustee, the Note Insurer and their respective successors and assigns in, to, and under the Conveyed Assets, against all claims of third parties claiming, through or under the Sellers; provided, however, that nothing in this Section 4.01(d) shall prevent or be deemed to prohibit First Sierra from suffering to exist upon any of the Conveyed Assets any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if First Sierra shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and such contests pose no risk of forfeiture.

         (e) Notification of Breach. The Sellers will advise the Trust, the Indenture Trustee and the Note Insurer promptly, in reasonable detail, upon discovery of the occurrence of any breach by First Sierra of any of its representations, warranties and covenants contained herein.

         (f) Further Assurances.

             (i) First Sierra will make, execute or endorse, acknowledge and file or deliver to the Trust and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Conveyed Assets and other rights covered by this Agreement and any Subsequent Transfer Agreement, as the Trust, the Note Insurer or the Indenture Trustee may request and reasonably require, provided that no UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

             (ii) The Sellers hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Sellers as the Trust or its counsel may reasonably request in order to consummate the transfer of the Conveyed Assets to the Trust and the subsequent pledge thereof to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, and the rating, issuance and sale of the Notes.

         (g) Indemnification. First Sierra agrees to indemnify, defend and hold the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by First Sierra of its representations and warranties contained in Section 3.01 or its covenants contained in Section 4.01, or any information certified or set forth in this Agreement or any Subsequent Transfer Agreement or in any schedule delivered by First Sierra hereunder or under any Subsequent Transfer Agreement, being untrue in any material respect at any time. The obligations of First Sierra under this
Section 4.01(g) shall be considered to have been relied upon by the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by the Trust, the Owner Trustee, the Indenture Trustee, the
Note Insurer or on their respective behalf. THE INDEMNIFICATION OBLIGATIONS OF FIRST SIERRA PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE TRUST, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE NOTE INSURER OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES OR AGENTS.

         (h) Notice of Liens. First Sierra shall notify the Trust, the Note Insurer and the Indenture Trustee, promptly after becoming aware of any Lien on any Conveyed Asset.

         (i) Taxes. First Sierra shall promptly pay all applicable taxes required to be paid in connection with the assignment of the Conveyed Assets and acknowledges that the Trust shall have no responsibility with respect thereto. First Sierra shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by each such Seller, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. First

Sierra shall promptly notify the Trust, the Indenture Trustee, the Note Insurer and the Noteholders of any material challenge, contest or proceeding pending by or against First Sierra before any taxing authority. First Sierra and the Depositor shall enter into a Tax Sharing Agreement, pursuant to which (i) First Sierra shall assume the sole responsibility for making any required payments of taxes to the Internal Revenue Service and shall agree to indemnify and hold the Depositor harmless against any claims of liability for such taxes and (ii) the Depositor shall be required to make certain payments to First Sierra in respect of its separate federal income tax liability. So long as any Notes remain outstanding, First Sierra and the Depositor shall not terminate or amend such Tax Sharing Agreement without the prior written consent of the Indenture Trustee acting upon the written direction of the Note Insurer, except that First Sierra shall not require the Depositor to make any payments to First Sierra, pursuant to the Tax Sharing Agreement, which exceed the aggregate federal income tax liability of the Depositor, on a separate return basis for all taxable years covered by the Tax Sharing Agreement, that would arise if all allowable losses arising at any time during such period were applied to reduce the Depositor's aggregate separate taxable income for all such years.

         (j) Taxes and Other Liabilities. First Sierra shall promptly pay and discharge all material taxes, assessments, fees, claims and other governmental charges when due and payable by First Sierra, the First Sierra Group, or any member of the First Sierra Group, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. First Sierra shall promptly notify the Trust, the Note Insurer and the Indenture Trustee of any material challenge, contest or proceeding pending by or against First Sierra or the First Sierra Group before any taxing authority.

         (k) Non-Consolidation. First Sierra shall be operated in such a manner that Receivables III and/or First Sierra Holding Trust I ("Holding Trust I"), the holder of the trust certificate to be issued by the Trust, would not be substantively consolidated with First Sierra, such that the separate corporate existence of First Sierra and Receivables III, on the one hand, and Holding Trust I, on the other hand, would be ignored in the event of a bankruptcy of First Sierra.

         (l) No Agency. First Sierra will not act as an agent of Receivables III or Holding Trust I in any capacity except to the limited extent provided in the Transaction Documents, but instead will present itself to the public as a corporation separate from Receivables III and/or Holding Trust I;

         (m) Financial Statements. The financial statements and books and records of First Sierra reflect the separate existence of Receivables III and Holding Trust I.

         SECTION 4.02 Receivables III Covenants. Receivables III hereby covenants and agrees with the Trust, the Note Insurer and the Indenture Trustee as follows:

         (a) Receivables III Certificate. Prior to each date as of which Contracts and the interest of Receivables III in the Equipment subject to such Contracts are to be re-purchased by First Sierra pursuant to the Indenture, Receivables III shall submit to First Sierra a certificate signed by the president, executive vice president, any vice president or the treasurer of

Receivables III (a "Receivables III Certificate"), executed by Receivables III and completed as to its date and the date of this Agreement. Each Receivables III Certificate shall operate as an assignment, without recourse, representation, or warranty, to First Sierra of all Receivables III's right, title, and interest in and to such purchased Contract, Receivables III's interest in the related Equipment, and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Repurchase Amount, First Sierra will thereupon own such Contract, such interest in the related Equipment and all such security and documents, free of any further obligation to Receivables III with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or holder entitled to enforce the Contract, Receivables III shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in Receivables III's name.

         (b) Obligor's Quiet Enjoyment. Receivables III hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. Receivables III covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, neither Receivables III nor any assignee of Receivables III will disturb the Obligor's quiet and peaceful possession of the related Equipment and the Obligor's use thereof for its intended purpose.

         (c) Operation of Receivables III. Receivables III shall be operated in such a manner that it would not be substantively consolidated in the trust estate of another Person (that is, such that the separate legal existence of Receivables III and such Person would be disregarded) and in that regard, Receivables III shall:

             (i) be a limited purpose corporation whose primary activities are restricted in its certificate of incorporation;

             (ii) not engage in any action that would cause the separate legal identity of Receivables III not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

             (iii) not be involved in the day-to-day management of First Sierra and/or Holding Trust I;

             (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by Receivables III in connection with the issuance of the Notes or as otherwise permitted by the Note Insurer;

             (v) not commingle its funds, assets and records relating thereto with those of First Sierra or any other entity;

             (vi) entitle the separate creditors of Receivables III to be satisfied out of Receivables III's assets prior to any value in Receivables III becoming available to Receivable III's equityholders, First Sierra's creditors or Holding Trust I's creditors;

             (vii) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

             (viii) maintain company records and books of account and shall not commingle its company records and books of account with the records and books of account of any entity;

             (ix) not engage in any business or activity other than in connection with or relating to its Certificate of Incorporation and/or Bylaws;

             (x) not form, or cause to be formed, any subsidiaries;

             (xi) comply with all restrictions and covenants in, and shall not fail to comply with the corporate formalities established in, its Certificate of Incorporation and/or Bylaws;

             (xii) maintain its assets separately from the assets of First Sierra and/or the assets of the Holding Trust I (including, in each case, through the maintenance of a separate bank account);

             (xiii) manage its day-to-day business without the involvement of First Sierra and/or Holding Trust I;

             (xiv) maintain a separate office from that of First Sierra and/or Holding Trust I;

             (xv) not act as an agent of First Sierra or Holding Trust I, except to the limited extent provided in the Transaction Documents; and

             (xvi) maintain at all times two independent directors as required by its Certificate of Incorporation and/or Bylaws.

         (d) Merger or Consolidation. (i) Receivables III will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement, any other Transaction Document to which it is a party or any of the Contracts and to perform its duties under this Agreement and each other Transaction Document to which it is a party.

             (ii) Any partnership or corporation (i) into which Receivables III may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which Receivables III shall be party, or (iii) succeeding to Receivables III's business substantially as a whole, shall execute an agreement of assumption to perform all of Receivables III's obligations under this Agreement and any other Transaction Document, and upon such execution will be Receivables III's successor under this Agreement and any other Transaction Document, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement and any other Transaction Document, anything in this Agreement and any other Transaction Document to the contrary notwithstanding; provided, however, that (a) immediately after giving effect to such transaction, no covenant made pursuant to Section 4.02(c) shall have been breached, (b) Receivables III shall have delivered to the Trust, the Rating Agencies, the Note Insurer, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, conversion, merger, or succession and such agreement of assumption comply with this Section 4.02(d) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (c) Receivables III shall have delivered to the Trust, the Owner Trustee, the Note Insurer, the Rating Agencies and the Indenture Trustee an opinion of counsel, satisfactory to each of them, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, on behalf of the Trust, in the Contracts and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest, (d) such partnership or corporation shall have organizational documents with similar restrictions as those of Receivables III, and (e) the Note Insurer has given its prior written consent.

         SECTION 4.03 Transfer of Conveyed Assets. Each Seller, Receivables III and each Investor understands that the Trust intends to pledge the Pledged Property to the Indenture Trustee on behalf of the Note Insurer and the Noteholders, pursuant to the Indenture. Each Seller and each Investor agrees that such assignee of the Trust may exercise the rights of the Trust hereunder and shall be entitled to all of the benefits of the Trust hereunder to the extent provided for in such assignment.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

         SECTION 5.01 Conditions to Trust Obligations. The obligations of the Trust to accept the transfer of the Initial Conveyed Assets on the Closing Date shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of each Seller, Receivables III and each Investor contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

         (b) All information concerning the Initial Conveyed Assets provided to the Trust shall be true and correct as of the Initial Cut-Off Date in all material respects;

         (c) Each Seller shall have delivered to the Trust a List of Initial Contracts with respect to its respective Initial Contracts as of the Initial Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

         (d) Each Seller shall have recorded and filed, at its expense, any financing statement with respect to the Initial Contracts and the other Initial Conveyed Assets to be transferred from time to time to the Owner Trustee, on behalf of the Trust, from each Seller pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Initial Contracts and the other Initial Conveyed Assets from each such Seller to the Owner Trustee, on behalf of the Trust, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trust;

         (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Trust, and the Trust shall have received from each Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Trust may reasonably have requested; and

         (f) All respective conditions necessary to vest in each Seller good title, free and clear of all Liens (other than Liens permitted in the proviso contained in Section 4.01(f) hereof), to its respective Initial Contracts and interests in Original Equipment shall have been satisfied.

                                  ARTICLE VI

                                  TERMINATION

         SECTION 6.01 Termination. The respective obligations and responsibilities of each Seller, First Sierra and the Trust created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; and (ii) the termination of the Indenture in accordance with the terms thereof; provided, however, that the indemnifications contained in
Section 4.01(g) herein shall survive the termination of this Agreement and the other Transaction Documents.

         SECTION 6.02 Effect of Termination.

         No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of any Seller or the Trust shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by any Seller. Without limiting the foregoing, prior to termination, neither the failure of the Trust to deliver a Trust Certificate pursuant to Section 4.02, nor the failure of First Sierra to pay a Repurchase Amount shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article 4 or Section 7.06 of this Agreement render an executed sale executory.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.01 Amendment. This Agreement may be amended from time to time by the parties hereto only with (x) the prior written consent of the Servicer, the Indenture Trustee and the Note Insurer and (y) prior written notice to the Rating Agencies by the Servicer and, to the extent such amendment materially affects the interests of the Owner Trustee, with the prior written consent of the Owner Trustee.

         SECTION 7.02 GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 7.03 Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of First Sierra, at the following address: 600 Travis Street, Suite 7050, Houston, Texas 77002, Fax
No.: (713) 221-1818, (b) in the case of Receivables III, at the following address: 600 Travis Street, Suite 6950, Houston, Texas 77002, Fax No.: (713) 221-1818, (c) in the case of First Union, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, (d) in the case of the Indenture Trustee, Four Albany Street, New York, New York 10006, Attention:
Corporate Trust and Agency Group -- Structure & Finance, Fax No.: (212) 250-6439, (e) in the case of VFCC, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, (f) in the case of the Trust, c/o First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, Fax No.: (302) 888-7544, and (g) in the case of the Note Insurer or the Indenture Trustee at their respective addresses set forth in
Section 11.06 of the Indenture. Either party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Agreement, including, but not limited to, subsections 4.01(b) and (c).

         SECTION 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 7.05 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by First Sierra, without the prior written consent of the Trust, the Note Insurer and the Indenture Trustee (acting upon the written direction of the Controlling Parties) and, except as provided in Section 4.03, this Agreement may not be assigned by the Trust without the prior written consent of First Sierra, the
Note Insurer and the Indenture Trustee. Whether or not expressly stated, all representations, warranties, covenants and agreements of First Sierra, Receivables III, the Investors and the Trust in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by, the Owner Trustee and the Indenture Trustee for the benefit of the Noteholders.

         SECTION 7.06 Further Assurances. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee or the Note Insurer to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee or the Note Insurer its rights, powers and remedies hereunder.

         SECTION 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust or each Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         SECTION 7.09 Binding Effect: Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto. The Indenture Trustee, the Owner Trustee, the Note Insurer and the Noteholders are intended third party beneficiaries of this Agreement.

         SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 7.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         SECTION 7.13 No Bankruptcy Petition Against Receivables III or the Trust. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Trust, it will not institute against Receivables III or the Trust, or join any other Person in instituting against Receivables III or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Agreement.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.



                                   FIRST SIERRA FINANCIAL, INC., in its
                                   individual capacity



                                   By:   /s/ E. ROGER GEBHART
                                      -----------------------------------------
                                      Name:  E. Roger Gebhart
                                      Title: Senior Vice President


                                   FIRST SIERRA RECEIVABLES III, INC.



                                   By:   /s/ E. ROGER GEBHART
                                      -----------------------------------------
                                      Name:  E. Roger Gebhart
                                      Title: Senior Vice President


                                   FIRST UNION NATIONAL BANK, as
                                   Certificateholder of the First Sierra
                                   Equipment Lease Trust 1997-A



                                   By:   /s/ C. BRAND HOSFORD
                                      -----------------------------------------
                                      Name:  C. Brand Hosford
                                      Title: Vice President


                                   VARIABLE FUNDING CAPITAL CORPORATION, as
                                   Certificateholder of the First Sierra
                                   Equipment Lease Trust 1997-B



                                   By:   /s/ DARRELL R. BABER
                                      -----------------------------------------
                                      Name:  Darrell R. Baber
                                      Title: Director



               [Signature Page To Receivables Transfer Agreement]

                                   BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee of each of the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B


                                   By:   /s/ CRAIG KANTOR
                                      -----------------------------------------
                                      Name:  Craig Kantor
                                      Title: Vice President


                                   FIRST SIERRA EQUIPMENT CONTRACT TRUST
                                   1999-1, A COMMON LAW TRUST ACTING THROUGH
                                   FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY
                                   BUT SOLELY AS OWNER TRUSTEE, as Issuer



                                   By:   /s/ EDWARD L. TRUITT, JR.
                                      -----------------------------------------
                                      Name:  Edward L. Truitt, Jr.
                                      Title: Vice President




               [Signature Page To Receivables Transfer Agreement]

                                   EXHIBIT A

                         SUBSEQUENT TRANSFER AGREEMENT

         This Subsequent Transfer Agreement (this "Agreement"), dated as of _______, 1999, is entered into among FIRST SIERRA FINANCIAL, INC. ("First Sierra"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, in its individual capacity, FIRST SIERRA RECEIVABLES III, INC. ("Receivables III"), a Delaware corporation located at 600 Travis Street, Suite 7050, Houston, Texas 77002, FIRST UNION NATIONAL BANK (formerly First Union National Bank of North Carolina) ("First Union") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, BANKERS TRUST COMPANY (the "Indenture Trustee") a New York banking corporation located at Four Albany Street, New York, New York 10006, not in its individual capacity but as Trustee of the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B (each as defined herein) and FIRST SIERRA EQUIPMENT CONTRACT TRUST 1999-1, a Delaware common law trust acting through First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Issuer" or the "Trust"), located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801. Receivables III, the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B are collectively referred to herein as the "Sellers." First Union and VFCC are collectively referred to herein as the "Investors."

         Pursuant to this Agreement and the Receivables Transfer Agreement, dated as of April 1, 1999 (the "Receivables Transfer Agreement"), among First Sierra, Receivables III, First Union, VFCC, the Indenture Trustee and the Trust, the parties hereto agree to the sale by the Sellers and the purchase by the Trust of the Subsequent Conveyed Assets listed on the attached List of Subsequent Contracts, and the pledge of the Subsequent Conveyed Assets by the Trust to the Indenture Trustee.

         Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in Annex A to the Indenture, dated as of April 1, 1999 (the "Indenture"), between the Trust, First Sierra, as Servicer and as Originator, and the Indenture Trustee, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1. Conveyance of Subsequent Conveyed Assets.

         (a) Each of the Sellers does hereby sell, transfer, assign, set over and convey to the Trust, without recourse, (i) all of its respective right, title and interest in and to the Subsequent Equipment (except for any licensed products that may accompany the Equipment) and any new unit or units of Equipment substituted for any existing unit or units of Equipment, including all income and proceeds upon any sale or other disposition of the Subsequent Equipment, (ii) all of its respective right, title and interest in and to, but not its obligations under, the Subsequent Contracts and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (iii) all monies due or to become due in payment of the Subsequent Contracts on or after the related Subsequent Cut-Off Date, including without limitation, all Scheduled Payments thereunder (whether or not due), any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, but excluding any Excluded Amounts,
(iv) the Contract Files, (v) all Insurance Proceeds relating to the foregoing and such Seller's rights and interests in the Insurance Policies relating to the foregoing, (vi) all Source Agreements and Source Agreement Rights to the extent they relate to any Subsequent Contract and any Subsequent Equipment covered by the Subsequent Contracts and (vii) all proceeds and income of the foregoing or relating thereto.

         (b) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Trust on the Subsequent Transfer Date of all the Sellers' right, title and interest in and to the Subsequent Conveyed Assets. In the event the transactions set forth herein shall be deemed not to be a sale, all of the Sellers hereby grant to the Trust as of the Subsequent Transfer Date a first priority perfected security interest in all of the Sellers' right, title and interest in, to and under the Subsequent Conveyed Assets and all income and proceeds thereof, to secure all of the Sellers' obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Conveyed Assets for the benefit of the Noteholders and the Note Insurer, holds the Subsequent Conveyed Assets as designee and agent of the Trust.

         (c) The expenses and costs relating to the delivery of the Subsequent Conveyed Assets, this Agreement and such other items required under the Receivables Transfer Agreement shall be borne by First Sierra.

         (d) Annexed hereto is a List of Subsequent Contracts listing the Contracts that constitute the Subsequent Contracts to be conveyed pursuant to this Agreement on the date hereof.

         Section 2. Representations and Warranties; Conditions Precedent.

         (a) Each of the Sellers hereby affirm the representations and warranties set forth in Section 3.01 of the Receivables Transfer Agreement that relate to such Seller as of the date hereof.

         (b) First Sierra hereby affirms that each Subsequent Contract satisfies the representations and warranties set forth in Section 2.02 of the Servicing Agreement relating to the Contracts.

         (c) Each of the Sellers is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; each such Seller will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its respective obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against any of the Sellers prior to the date hereof;

         (d) All terms and conditions of the Receivables Transfer Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Receivables Transfer Agreement.

         (e) Each of the Sellers and First Sierra hereby confirm that each of the conditions precedent set forth in Sections 2.02 of the Receivables Transfer Agreement have been satisfied as of the date hereof.

         (f) Each of the Sellers and First Sierra represent and warrant that the aggregate Discounted Contract Principal Balance of the Subsequent Contracts listed on the List of Subsequent Contracts annexed hereto and conveyed to the Trust pursuant to this Agreement as of the related Subsequent Cut-Off Date is
$              .
 --------------

         Section 3. Grant from Trust to Indenture Trustee.

         The Trust hereby grants as of the Subsequent Transfer Date to the Indenture Trustee, as indenture trustee for the benefit of the Noteholders and the Note Insurer, to secure all of the Trust's obligations under the Indenture, all of the Trust's right, title and interest in and to, whether now existing or hereafter created, (a) the Subsequent Conveyed Assets, (b) all funds on deposit from time to time in the Collection Account allocable to the Subsequent Contracts, excluding any investment income from such funds; (c) all its rights under this Agreement; and (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         Section 4. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5. Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         Section 6. Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Sellers, the Trust and the Owner Trustee and their respective successors and assigns. The Note Insurer and the Indenture Trustee shall be express third party beneficiaries hereto.

         Section 7. Acceptance of Contract Files by Indenture Trustee.

         The Indenture Trustee acknowledges receipt of the Contract Files for each of the Subsequent Contracts listed on the List of Subsequent Contracts annexed hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.



                                   FIRST SIERRA FINANCIAL, INC., in its
                                   individual capacity



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   FIRST SIERRA RECEIVABLES III, INC.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK, as
                                   Certificateholder of the First Sierra
                                   Equipment Lease Trust 1997-A



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   VARIABLE FUNDING CAPITAL CORPORATION, as
                                   Certificateholder of the First Sierra
                                   Equipment Lease Trust 1997-B



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



               [Signature Page To Subsequent Transfer Agreement]

                                   BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee of each of the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B


                                   By:
                                     -----------------------------------------
                                      Name:
                                      Title:


                                   FIRST SIERRA EQUIPMENT CONTRACT TRUST
                                   1999-1, A COMMON LAW TRUST ACTING THROUGH
                                   FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY
                                   BUT SOLELY AS OWNER TRUSTEE, as Issuer



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:




               [Signature Page To Subsequent Transfer Agreement]

                                   SCHEDULE I


                          LIST OF SUBSEQUENT CONTRACTS


                      [On file with Dewey Ballantine LLP]

                                  SCHEDULE II


                          LIST OF SUBSEQUENT CONTRACTS
                         SUBJECT TO OPTIONAL REDEMPTION
                  PURSUANT TO SECTION 9.02(b) OF THE INDENTURE


                      [On file with Dewey Ballantine LLP]

                                    Annex A


                                 DEFINED TERMS


                         [SEE ANNEX A TO THE INDENTURE]